Exhibit 1.1

ALTO NEUROSCIENCE, INC.

(a Delaware corporation)

3,776,436 Shares of Common Stock

UNDERWRITING AGREEMENT

Dated: July 13, 2026

ALTO NEUROSCIENCE, INC.

(a Delaware corporation)

3,776,436 Shares of Common Stock

UNDERWRITING AGREEMENT

July 13, 2026

BofA Securities, Inc.

as Representative of the several Underwriters

One Bryant Park
New York, New York 10036

Ladies and Gentlemen:

Alto Neuroscience, Inc., a Delaware corporation (the “Company”), confirms its agreement with BofA Securities, Inc. (“BofA”) and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom BofA is acting as representative (in such capacity, the “Representative”) with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.0001 per share, of the Company (“Common Stock”) set forth in Schedules A and B hereto. The Common Stock to be sold by the Company are collectively referred to as the “Securities”.

The Company understands that the Underwriters propose to make an offering of the Securities (the “Offering”) as soon as the Representative deems advisable after this Agreement has been executed and delivered.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form S-3 (File No. 333-284667) covering the offering and sale of certain securities, including the Securities, under the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations promulgated thereunder (the “1933 Act Regulations”), which shelf registration statement was declared effective on February 11, 2025 by the Commission. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto at such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act Regulations (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B. Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is referred to herein as the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each preliminary prospectus supplement used in connection with the Offering, if any, including the Base Prospectus and the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, that are used prior to the filing of the Prospectus (as defined below) are collectively referred to herein as a “preliminary prospectus.” Where no preliminary prospectus supplement is filed and distributed to investors in connection with the Offering, the “preliminary prospectus” shall be deemed to be the prospectus included in the Registration Statement (and including any documents incorporated therein by reference) as such has been filed with the Commission at the Applicable Time. Promptly after the execution and delivery of this Agreement, the Company will prepare and file a final prospectus supplement and accompanying prospectus relating to the Securities in accordance with the provisions of Rule 424(b) under the 1933 Act Regulations (“Rule 424(b)”). The final prospectus supplement to the Base Prospectus, in the form first furnished or made available to the Underwriters for use in connection with the Offering, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 7:40 A.M., New York City time, on July 13, 2026 or such other time as agreed by the Company and the Representative.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses (as defined herein) issued at or prior to the Applicable Time, the most recent preliminary prospectus (including any documents incorporated therein by reference) that is distributed to investors prior to the Applicable Time and the information included on Schedule B hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the Offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors (other than a “bona fide electronic road show,” as defined in Rule 433), as evidenced by its being specified in Schedule C hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “1934 Act”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

Section 1.          Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below), and agrees with each Underwriter, as follows:

(a)            Registration Statement and Prospectuses. The Company meets the requirements for use of Form S-3 under the 1933 Act. Each of the Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated. The Company has complied in with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness, each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, the Applicable Time and the Closing Time complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, and, in each case, at the Applicable Time and the Closing Time complied and will comply in all material respects with the requirements of the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the “1934 Act Regulations”).

(b)            Accurate Disclosure. Neither the Registration Statement nor any amendment thereto, at its effective time, on the date hereof or at the Closing Time, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, none of (A) the General Disclosure Package nor (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b) or at the Closing Time, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through BofA expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the first paragraph under the heading “Underwriting–Commissions and Discounts,” the information in the second, third and fourth paragraphs under the heading “Underwriting–Price Stabilization, Short Positions and Penalty Bids” and the information under the heading “Underwriting–Electronic Distribution” in each case contained in the Prospectus (collectively, the “Underwriter Information”).

(c)            Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and as of the Applicable Time, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433 or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the 1933 Act.

(d)           Company Not Ineligible Issuer. (i) At the time of filing the Registration Statement and (ii) at the time of the execution of this Agreement (which such date being used as the determination date for purposes of this clause (ii), the Company is not an “ineligible issuer” (as defined in Rule 405), without taking account for any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(e)            Emerging Growth Company Status. The Company is, and since the time of initial confidential submission of the registration statement relating to the Company’s initial public offering with the Commission has been, an “emerging growth company,” as defined in Section 2(a) of the 1933 Act (an “Emerging Growth Company”).

(f)            Distribution of Offering Material By the Company. The Company has not distributed and, prior to the Closing Time, will not distribute any offering material in connection with the Offering and sale of the Securities other than the Registration Statement, the General Disclosure Package, the Prospectus or any free writing prospectus reviewed and consented to by the Underwriters and the Issuer Free Writing Prospectuses, if any, identified on Schedule C hereto.

(g)            No Material Adverse Change in Business. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus: (i) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in (A) the condition, financial or otherwise, or in the earnings, business, properties, operations, operating results, assets, liabilities or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity or (B) the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (any such change being referred to herein as a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, including without limitation any losses or interference with their business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute or court or governmental action, order or decree, that are material, individually or in the aggregate, to the Company and its subsidiaries, considered as one entity, and have not entered into any material transactions not in the ordinary course of business; and (iii) there has not been any material decrease in the capital stock or any material increase in any short-term or long-term indebtedness of the Company or its subsidiaries and there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, by any of the Company’s subsidiaries on any class of capital stock, or any repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(h)            Reporting Requirements. The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the 1934 Act. The Securities are registered pursuant to Section 12(b) of the 1934 Act and are listed on the NYSE, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Securities under the 1934 Act or delisting the Securities from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. To the Company’s knowledge, the Company is in compliance with all applicable listing standards of the NYSE.

(i)             Good Standing of the Company. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease and operate its properties, and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in the State of California and each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(j)             Good Standing of Subsidiaries. Each of the Company’s “subsidiaries” (for purposes of this Agreement, as defined in Rule 405 under the 1933 Act ) has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus except where the failure to be in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. Each of the Company’s subsidiaries is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or in good standing would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each of the Company’s subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. None of the outstanding capital stock or equity interest in any subsidiary was issued in violation of preemptive or similar rights of any security holder of such subsidiary. The constitutive or organizational documents of each of the subsidiaries comply in all material respects with the requirements of applicable laws of its jurisdiction of incorporation or organization and are in full force and effect. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(k)            Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Company’s annual report on Form 10-K for the most recent fiscal year or, if later, the Company’s quarterly report on Form 10-Q for the most recent fiscal quarter, as of the dates referred to therein (other than subsequent issuances pursuant to this Agreement, pursuant to employee benefit plans, or upon the exercise of outstanding options or warrants or the vesting and settlement of outstanding restricted stock units, in each case, as described in the Registration Statement, the General Disclosure Package and the Prospectus). The Common Stock conforms in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus, including under the heading “Description of Capital Stock.” All of the issued and outstanding Common Stock has been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable federal and state securities laws. None of the outstanding shares of Common Stock of the Company were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company that have not been duly waived or satisfied. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described in the Registration Statement, the General Disclosure Package and the Prospectus. The descriptions of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the General Disclosure Package and the Prospectus accurately and fairly present, in all material respects, the information required to be shown with respect to such plans, arrangements, options and rights.

(l)             Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company against payment therefor pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The issuance and sale of the Securities as contemplated hereby shall not be subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Securities. When issued and delivered by the Company against payment therefor pursuant to this Agreement, the purchasers of the Securities issued and sold hereunder will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances. The issuance and sale of the Securities as contemplated hereby will not cause any holder of any share capital, securities convertible into or exchangeable or exercisable for share capital or options, warrants or other rights to purchase share capital or any other securities of the Company to have any right to acquire any preferred shares of the Company. There are no restrictions upon the voting or transfer of the Common Stock under the Company’s amended and restated certificate of incorporation or amended and restated bylaws or any agreement or other instrument to which the Company is a party or otherwise filed as an exhibit to the Registration Statement.

(m)           Accuracy of Exhibits. There is no statute, regulation, contract, agreement or other document required to be described in the Registration Statement, the General Disclosure Package or the Prospectus, or in any documents incorporated or deemed to be incorporated by reference therein, or to be filed as an exhibit to the Registration Statement, the General Disclosure Package or the Prospectus, or in any documents incorporated or deemed to be incorporated by reference therein, which is not described or filed as required. The statements set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of the terms of the statutes, regulations, contracts, agreements or other documents described and filed, constitute accurate summaries of the terms thereof in all material respects. The statements set forth or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus under the headings “Risk Factors,” and “Description of Capital Stock” insofar as such statements summarize legal matters (excluding tax or tax law matters), agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings. Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew or render performance under, any of the contracts or agreements referred to or described in the Prospectus or any free writing prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, the General Disclosure Package or the Prospectus, or in any documents incorporated or deemed to be incorporated by reference therein, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or, to the Company’s knowledge, any other party to any such contract or agreement, which threat of termination or non-renewal has not been rescinded as of the date hereof.

(n)            Authorization of Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability, including rights of indemnification, may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and by general principles of equity. This Agreement conforms in all material respects to the descriptions thereof in the Registration Statement, the General Disclosure Package and the Prospectus.

(o)            Investment Company Act. The Company is not and, will not be, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the General Disclosure Package or the Prospectus, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

(p)            Absence of Further Requirements. No consent, approval, authorization or other order, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby or by the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities hereunder), except such as have been obtained or made by the Company and are in full force and effect under the 1933 Act and such as may be required under applicable state securities or blue sky laws, or the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(q)            Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by laws, partnership agreement or operating agreement or similar organizational documents, as applicable, or is in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, loan, credit agreement, note, lease, license agreement, contract, franchise or other instrument (including, without limitation, any pledge agreement, security agreement, mortgage or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness) to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of their respective properties or assets are subject (each, an “Existing Instrument”), except for such Defaults as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by the Registration Statement, the General Disclosure Package and the Prospectus and the issuance and sale of the Securities (including the use of proceeds from the sale of the Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”) (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by laws, partnership agreement or operating agreement or similar organizational documents, as applicable, of the Company or any subsidiary (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any of its subsidiaries, except in the cases of clauses (ii) and (iii) as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(r)            Registration Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the Offering contemplated by this Agreement, except for such rights as have been duly waived.

(s)            Financial Statements. The financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations, changes in stockholders’ equity and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto, and except in the case of unaudited financial statements, which are subject to normal and recurring year-end adjustments and do not contain certain footnotes as permitted by the applicable rules of the Commission. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. The financial data included in each of the Registration Statement, the General Disclosure Package and the Prospectus fairly present, in all material respects the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the General Disclosure Package and the Prospectus. To the Company’s knowledge, no person who has been barred from being associated with a registered public accounting firm, or who has failed to comply with any sanction pursuant to Rule 5300 promulgated by the Public Company Accounting Oversight Board (“PCAOB”), has participated in or otherwise aided the preparation of, or audited, the financial statements, supporting schedules or other financial data filed with the Commission as a part of the Registration Statement, the General Disclosure Package and the Prospectus.

(t)            Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation brought by or before any legal or governmental entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(u)            Independent Accountants. Deloitte & Touche LLP, which has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of, or incorporated by reference into, the Registration Statement, the General Disclosure Package and the Prospectus, is (i) an independent registered public accounting firm as required by the 1933 Act and the rules of the PCAOB), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the 1933 Act and (iii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(v)            Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as the Company reasonably believes are generally adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes and policies covering the Company and its subsidiaries for product liability claims and clinical trial liability claims. The Company has no reason to believe that it or any of its subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(w)            Accounting Controls and Disclosure Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the 1934 Act are being prepared, it being understood that neither subsection (v) nor this subsection (w) requires the Company to comply with Section 404 of the Sarbanes Oxley Act of 2002 as of an earlier date than it would otherwise be required to so comply under applicable law; and (ii) are effective in all material respects to perform the functions for which they were established. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(x)            Compliance with Applicable Laws. The Company and its subsidiaries have been and are in compliance with all applicable laws, rules and regulations, except where failure to be so in compliance would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(y)            Possession of Intellectual Property. (A) The Company and each of its subsidiaries own or have valid, binding and enforceable licenses or other rights under the patents and patent applications, copyrights, trademarks, trademark registrations, service marks, service mark registrations, trade names, service names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property (collectively, “Intellectual Property”) that is necessary for, or material to the conduct of, or, to the knowledge of the Company, the proposed conduct of, the business of the Company and its subsidiaries with respect to the product candidates and platform in the manner described in the Registration Statement and the Prospectus (collectively, the “Company Intellectual Property”). The Company Intellectual Property is subsisting, and to the knowledge of the Company, valid and enforceable (other than pending applications for registration) and free of material defects in connection with the filing and prosecution thereof. (B) The Company Intellectual Property that is owned or purported to be owned by the Company or any of its subsidiaries (the “Owned Company Intellectual Property”) and, to the knowledge of the Company, the Company Intellectual Property that is exclusively in-licensed or sublicensed by the Company (the “Licensed Company IP”), has not been adjudged by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, and the Company and its subsidiaries are unaware of any facts which would form a reasonable basis for such adjudication. To the knowledge of the Company, the Company and each of its subsidiaries have complied with all material obligations under each material agreement pursuant to which Licensed Company IP has been licensed to the Company or such subsidiary, and all such agreements are in full force and effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries are not obligated to pay a material royalty, grant an exclusive license or provide other material consideration to any third party in connection with the Company Intellectual Property. (C) There is no pending or, to the knowledge of the Company, threatened (in writing) action, suit, proceeding or claim by a third party: (i) challenging the Company’s or its subsidiaries’ rights in or to any Owned Company Intellectual Property or Licensed Company IP, including with respect to ownership and inventorship; (ii) challenging the validity, enforceability or scope of any Owned Company Intellectual Property or Licensed Company IP; or (iii) asserting that the Company or any of its subsidiaries have infringed, misappropriated or otherwise violated, or would, upon the commercialization of any products or processes described in the Registration Statement and the Prospectus as under development, infringe, misappropriate or otherwise violate any Intellectual Property rights of a third party. (D) To the knowledge of the Company, (i) neither the commercial development nor the sale of any of the products or processes or proposed products or processes of the Company or any of its subsidiaries as described in the Registration Statement and the Prospectus infringes, misappropriates or otherwise violates, or would, upon the commercialization of such products or processes or proposed products or processes, infringe, misappropriate or otherwise violate, any Intellectual Property rights of any third party; (ii) no third party has any ownership right in or to any Owned Company Intellectual Property, other than any co-owner of a patent or patent application within the Owned Company Intellectual Property as described in the Registration Statement and the Prospectus or who is listed on the records of the U.S. Patent and Trademark Office (the “USPTO”) as co-owner of such patent or named in such patent application; (iii) except as described in the Registration Statement, the General Disclosure Package or the Prospectus, no government funding, facilities or resources of a university, college, other educational institution or research center was used in the development of any Owned Company Intellectual Property that would confer any governmental agency or body, university, college, other educational institution or research center any claim or right of ownership to any such Owned Company Intellectual Property; and (iv) each current and former employee and consultant of the Company or its subsidiaries who has participated in the generation, invention or development of any Owned Company Intellectual Property (1) has executed an invention assignment and confidentiality agreement with the Company or its subsidiaries, on or about the respective date of hire, in substantially the form made available to the Underwriters and their counsel, and (2) has presently assigned to the Company or its subsidiaries any and all Intellectual Property rights he or she may possess or may have possessed in and to such Owned Company Intellectual Property, except in the cases of clauses (i)-(iv), as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. (E) The Company and each of its subsidiaries have taken commercially reasonable and customary steps to protect, maintain and safeguard the Owned Company Intellectual Property, including by implementation of industry-standard physical and cyber security measures and the execution of appropriate, industry-standard employment contracts, patent disclosure agreements, non-competition agreements, non-solicitation agreements, non-disclosure agreements, and confidentiality agreements with their employees, and to the knowledge of the Company, no employee of the Company or its subsidiaries who has participated in the generation, invention or development of any Owned Company Intellectual Property is in or has been in violation of any material term of such agreements or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or its subsidiaries. (F) All patents and patent applications within the Owned Company Intellectual Property, and to the knowledge of the Company, all patents and patent applications within the Licensed Company IP, have been duly and properly filed and maintained, and to the knowledge of the Company, (i) the parties prosecuting such applications have complied with their duty of candor and disclosure to the USPTO in connection with such applications and (ii) the Company is not aware of any material prior art, public or commercial activity or other material facts required to be disclosed to the USPTO that were not disclosed to the USPTO and which would preclude the grant of a patent in connection with any such application. (G) The Company expects the products and processes described in the Registration Statement, the General Disclosure Package and the Prospectus as under development by the Company and its subsidiaries to fall within the scope of the claims of one or more patents or patent applications included in the Company Intellectual Property.

(z)            Possession of Licenses and Permits. The Company and its subsidiaries possess, and are in material compliance with the terms of, such valid and current certificates, authorizations, exemptions, clearances, approvals, registrations or permits issued by state, federal or foreign governmental or regulatory agencies or bodies necessary or material to the conduct of their respective businesses as currently conducted and as described in the Registration Statement, the General Disclosure Package or the Prospectus (“Permits”). Neither the Company nor any of its subsidiaries is in violation of, or in default under, any of the Permits or has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit. All such Permits are in full force and effect, neither the Company nor any of its subsidiaries has received written notice that any governmental authority or regulatory agency has taken, is taking or intends to take action to limit, suspend, modify or revoke any such Permit, the Company has no knowledge that any governmental authority or regulatory agency is considering such action, and to the Company’s knowledge, no event has occurred, which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, except in each case, where such limitation, suspension, modification or revocation would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(aa)          Title to Property. Except as described in the Registration Statement, the General Disclosure Package or the Prospectus and as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, the Company and its subsidiaries have good and marketable title to all of the personal property and other assets reflected as owned in the financial statements referred to in Section 1(s) above (or elsewhere in the Registration Statement or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects. The real property, improvements, equipment and personal property held under lease by the Company or any of its subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary. The Company and its subsidiaries do not own any real property.

(bb)         Payment of Taxes. The Company and its subsidiaries have filed all required federal, state and foreign income and franchise tax returns or have properly requested extensions thereof and have paid all income and other material taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except, in each case, as may be being contested in good faith and by appropriate proceedings with adequate reserves set aside in accordance with GAAP or to the extent that failure to file or pay would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in accordance with GAAP in the applicable financial statements referred to in Section 1(s) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined, except to the extent that a failure to do so would not reasonably be expected to result in a Material Adverse Change.

(cc)          Internal Accounting Controls. The Company and each of its subsidiaries make and keep books and records that are accurate in all material respects and maintain a system of internal accounting controls designed, and which the Company believes is sufficient, to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(dd)          Environmental Laws. Except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change: (i) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or, to the Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries; and (iv) to the Company’s knowledge, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(ee)          Absence of Manipulation. Neither the Company nor any of its subsidiaries has taken, directly or indirectly, and without giving effect to any activities by the Underwriters, any action designed to or that would reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock or any “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) with respect to the Common Stock, whether to facilitate the sale or resale of the Securities or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(ff)           Absence of Labor Dispute. No material labor dispute with the current or former employees of the Company or any of its subsidiaries, or with the current or former employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the knowledge of the Company, is threatened or imminent. Neither the Company nor any of its subsidiaries are party to a collective bargaining agreement or similar agreement with respect to any of their employees.

(gg)         ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”), whether or not subject thereto) established or maintained by the Company, its subsidiaries or, to the Company’s knowledge, their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that would reasonably be expected to result in material liability to the Company or its subsidiaries. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA) that would reasonably be expected to result in material liability to the Company or its subsidiaries. Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be tax qualified is so qualified and, to the Company’s knowledge, nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(hh)         Compliance with the Sarbanes-Oxley Act. There is, and has been, no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith, including Section 402 related to loans.

(ii)            Contributions to Government Officials. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any applicable law or of the character required to be disclosed in the Registration Statement or the Prospectus.

(jj)            Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor any director, officer, or employee of the Company or any of its subsidiaries, nor to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made or taken any act in furtherance of an offer, promise, or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or public international organization, or any political party, party official, or candidate for political office; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), the UK Bribery Act 2010, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, authorized, requested, or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment or benefit. The Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures reasonably designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk)          Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll)            OFAC. Neither the Company nor any of its subsidiaries, directors, officers, or employees, nor, to the knowledge of the Company, any agent, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”); nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or the target of Sanctions (currently, Crimea, Cuba, Iran, North Korea, and the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic regions of Ukraine), and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that at the time of such financing, is the subject or the target of Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions, except to the extent permissible for a person required to comply with Sanctions. Since April 24, 2019, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(mm)        Related-Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, the General Disclosure Package or the Prospectus that have not been described as required.

(nn)         FINRA. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company, its counsel, its officers and directors and, to the Company’s knowledge, the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the issuance and sale of the Securities is true, complete and correct in all material respects and compliant with FINRA’s rules and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules is true, complete and correct in all material respects.

(oo)         Statistical and Market-Related Data. All statistical, demographic and market-related data included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate in all material respects. To the extent required, the Company has obtained the written consent to the use of such data from such sources.

(pp)         Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the 1933 Act or Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement. No such statement, at the time that it was made, was made with the knowledge of an officer or director of the Company that it was false or misleading.

(qq)         Outstanding Extension of Credit. The Company does not have any outstanding extension of credit, in the form of a personal loan, to or for any director or officer (or equivalent thereof) of the Company except for such extensions of credit as are expressly permitted by Section 13(k) of the 1934 Act.

(rr)           Cybersecurity. Except as would not reasonably be expected to result in a Material Adverse Change, the Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, and, to the Company’s knowledge, are free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. To the knowledge of the Company and except as would not reasonably be expected to result in a Material Adverse Change, there has been no breach of the Company’s IT Systems, and the Company has no knowledge of any conditions that could reasonably be expected to result in such a breach. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards reasonably designed to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and material confidential information, including “Sensitive Data,” used in connection with their businesses. “Sensitive Data” means any personal, personally identifiable, household, sensitive, confidential or regulated data.

(ss)          Data Privacy. The Company and its subsidiaries have during the past three (3) years materially complied, and are presently in material compliance with, all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Sensitive Data and to the protection of such IT Systems and Sensitive Data from unauthorized use, access, misappropriation or modification (each a “Data Protection Requirement”). The Company and its subsidiaries have in place, comply in all material respects with, and take appropriate steps reasonably designed to ensure compliance in all material respects with their policies and procedures relating to data privacy and security and the collection, storage, use, disclosure, handling, and analysis of Sensitive Data (the “Policies”). The Company and its subsidiaries have, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change, at all times made all disclosures to users or customers required by applicable laws and regulatory rules or requirements, and none of such disclosures made or contained in any Policy have been in violation in any material respect of any applicable laws and regulatory rules or requirements. Neither the Company nor any subsidiary: (i) has received written notice of any actual or potential liability under or relating to, or actual or potential violation of, any of the Data Protection Requirement, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Data Protection Requirement; or (iii) is a party to any order, decree, or agreement that imposes any obligation or liability under any Data Protection Requirement.

(tt)           Clinical and Preclinical Studies. The clinical and preclinical studies, tests and trials conducted by or on behalf of or sponsored by the Company or any of its subsidiaries, or in which the Company or its subsidiaries have participated with respect to the Company’s product candidates, including, without limitation, any such studies, tests or trials that are described in, or the results of which are referred to in, the Registration Statement, the General Disclosure Package or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with all applicable laws, rules, and regulations to which they are subject, including without limitation all applicable Health Care Laws; each description of the results of such studies, tests or trials is accurate in all material respects, and the Company and its subsidiaries have no knowledge of any other studies, tests or trials, the results of which are inconsistent with, or otherwise call into question, the results described or referred to in the Registration Statement, the General Disclosure Package or the Prospectus; the Company and its subsidiaries have made all such filings and obtained all such allowances or approvals as may be required by the Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or any committee thereof or from any other U.S. or foreign government regulatory agency, or health care facility Institutional Review Board (collectively, the “Regulatory Agencies”) for the conduct of such studies, tests or trials; neither the Company nor any of its subsidiaries has received any written notice of, or correspondence from, any Regulatory Agency requiring the termination, suspension or modification of any studies, tests or trials, other than ordinary course written communications with respect to modifications in connection with the design and implementation of such tests or trials, and, to the Company’s knowledge, there are no reasonable grounds for the same.

(uu)         Compliance with Health Care Laws. The Company and its subsidiaries are, and at all times have been, in compliance in all material respects with all applicable Health Care Laws. For purposes of this Agreement, “Health Care Laws” means: (i) the Federal Food, Drug, and Cosmetic Act (21 U.S.C. Section 301 et seq.) and the regulations promulgated thereunder; (ii) all applicable federal, state, local and foreign health care fraud and abuse laws, including, without limitation, the Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal false statements law (42 U.S.C. Section 1320a-7b(a)), 18 U.S.C. Sections 286, 287, 1349 and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the civil monetary penalties law (42 U.S.C. Section 1320a-7a), the exclusion law (42 U.S.C. Section 1320a-7), the Physician Payments Sunshine Act (42 U.S.C. Section 1320-7h), and applicable laws governing government funded or sponsored healthcare programs; (iii) HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.); (iv) the Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Reconciliation Act of 2010; (v) licensure, quality, safety and accreditation requirements under applicable federal, state, local or foreign laws or regulatory bodies; and (vi) all other local, state, federal, national, supranational and foreign laws, relating to the regulation of the Company or its subsidiaries, and (vii) the directives and regulations promulgated pursuant to such statutes and any state or non-U.S. counterpart thereof. Neither the Company nor any subsidiary has received any FDA Form-483, written notice of adverse finding, warning letter, untitled letter or other correspondence or written notice from any court or arbitrator or governmental or regulatory authority alleging or asserting material non-compliance with any applicable Health Care Laws or Permits required by any such Health Care Laws. Neither the Company nor any of its subsidiaries has received written notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any court or arbitrator or governmental or regulatory authority or third party alleging that any product, operation, or activity is in violation of any Health Care Laws nor, to the Company’s knowledge, is any such claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action threatened. The Company and its subsidiaries have filed, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Health Care Laws, and all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and accurate on the date filed in all material respects (or were corrected or supplemented by a subsequent submission). Neither the Company nor any of its subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, or similar agreements with or imposed by any governmental or regulatory authority. Additionally, neither the Company, any of its subsidiaries nor any of their respective employees, officers, directors, or, to the knowledge of the Company, agents has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

(vv)         Broker-Dealer Registration. The Company is not required to register as a “broker” or “dealer” in accordance with the provisions of the 1934 Act and does not, directly or indirectly through one or more intermediaries, control or have any other association with (within the meaning of Article I of the By-laws of FINRA) any member firm of FINRA. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers or stockholders of the Company, on the other hand, which is required by the rules of FINRA to be described in the Registration Statement and the Prospectus, which is not so described. All of the information (including, but not limited to, information regarding affiliations, security ownership and trading activity) provided to the Underwriters or their counsel by the Company, its officers and directors and the holders of any securities (debt or equity) or warrants, options or rights to acquire any securities of the Company in connection with the filing to be made and other supplemental information to be provided to FINRA pursuant to FINRA Rule 5110 in connection with the transactions contemplated by this Agreement is true, complete and correct.

(ww)        Margin Regulations. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company as described in the Registration Statement, the General Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

Any certificate signed by any officer of the Company and delivered to the Underwriters or their counsel in connection with the Offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

Section 2.          Sale and Delivery to the Underwriters; Closing.

(a)            Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per share set forth in Schedule A, that number of Securities set forth in Schedule A opposite the name of such Underwriter, subject to such adjustments to eliminate any sales or purchases of fractional shares.

(b)            Payment. Payment of the purchase price for, and delivery of certificates or security entitlements for, the Securities shall be made at the offices of Latham & Watkins LLP, counsel for the Underwriters, at 1271 Avenue of the Americas, New York, New York 10020, or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M. (New York City time) on the first (second, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called “Closing Time”).

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company against delivery to the Representative for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them.

Section 3.          Covenants of the Company. The Company covenants with the Underwriters as follows:

(a)            Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representative immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective or any amendment or supplement to the Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus, including any document incorporated by reference therein or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the Offering. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as soon as practicable. The Company has paid the required Commission filing fees relating to the Securities within the time required by Rule 456(a) under the 1933 Act Regulations.

(b)            Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement in order that the Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representative notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representative with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representative or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company has given the Representative notice of any filings made pursuant to the 1934 Act or 1934 Act Regulations within 48 hours prior to the Applicable Time; the Company will give the Representative notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Representative with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)            Delivery of Registration Statements. The Company has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Representative will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)            Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)            Blue Sky Qualifications. The Company will use its reasonable efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representative may designate and to maintain such qualifications in effect so long as required to complete the distribution of the Securities; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f)            Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available (which may be satisfied by filing with the Commission pursuant to EDGAR) to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(g)           Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Registration Statement, the General Disclosure Package and the Prospectus under “Use of Proceeds.”

(h)           Listing. The Company will use its best efforts to effect and maintain the listing of the Common Stock on the New York Stock Exchange.

(i)            Restriction on Sale of Securities. During a period of 60 days from the date of the Prospectus, the Company will not, without the prior written consent of the Representative, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (C) any shares of Common Stock issued, vesting of restricted stock units or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the Registration Statement, the General Disclosure Package and the Prospectus, (E) shares of Common Stock pursuant to the exercise or settlement of Related Securities, upon the conversion of convertible securities outstanding on the date hereof that are described in the Registration Statement, the General Disclosure Package and the Prospectus, or upon the conversion of term loans that are described in the Registration Statement, the General Disclosure Package and the Prospectus, (F) the filing of one or more registration statements on Form S-8 to register shares of Common Stock or Related Securities issued or issuable pursuant to any plans or programs described in (B) or (C) above, (G) shares of Common Stock or Related Securities in connection with the acquisition or license by the Company of the securities, business, property, technology or other assets of another person or business entity or pursuant to any employee benefit plan assumed by the Company in connection with any such merger or acquisition; (H) shares of Common Stock or Related Securities in connection with any merger, joint venture, strategic alliances, commercial relationship or other strategic or collaborative transactions; provided, that the aggregate number of shares of Common Stock or Related Securities that the Company may issue or agree to issue pursuant to the foregoing clauses (G) and (H) shall not exceed 7.5% of the total outstanding capital stock of the Company immediately following the issuance of the Securities, and provided further, that the recipients thereof provide to the Representative a signed Lock-up Agreement. For purposes of the foregoing, “Related Securities” shall mean any options, warrants or restricted stock units or other rights to acquire shares of Common Stock or any securities exchangeable or exercisable for or convertible into shares of Common Stock, or to acquire other securities or rights ultimately exchangeable or exercisable for, or convertible into, shares of Common Stock.

(j)            Reporting Requirements. The Company, during the period when a Prospectus relating to the Securities is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.

(k)            Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representative will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule C hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representative. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representative as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representative and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l)            Emerging Growth Company Status. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the 1933 Act and (ii) completion of the 60-day restricted period referred to in Section 3(i).

Section 4.          Payment of Expenses.

(a)            Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the certificates or security entitlements for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the fees and expenses of any transfer agent or registrar for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of aircraft and other transportation chartered in connection with the road show, (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, with such legal fees, taken together with the legal fees described in clause (v) above, not to exceed $20,000 (ix) the fees and expenses incurred in connection with the listing of the Securities on the New York Stock Exchange and (x) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in Section 1(b).

(b)            Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) or (iii) hereof, the Company shall reimburse the Underwriters for all of their reasonably documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

Section 5.          Conditions of Underwriter’s Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)            Effectiveness of Registration Statement. The Registration Statement has become effective and, at the Closing Time, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information.

(b)            Opinion of Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Cooley LLP, counsel for the Company, in form and substance satisfactory to counsel for the Underwriter.

(c)            Opinion of Intellectual Property Counsel for Company. At the Closing Time, the Representative shall have received the favorable opinion, dated the Closing Time, of Cooley LLP, special intellectual property counsel for the Company with respect to intellectual property matters, in form and substance satisfactory to counsel for the Underwriter.

(d)            Opinion of Counsel for Underwriter. At the Closing Time, the Representative shall have received the favorable opinion and negative assurance letter, each dated the Closing Time, of Latham & Watkins LLP, counsel for the Underwriters, in form and substance reasonably satisfactory to the Underwriter. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the General Corporation Law of the State of Delaware and the federal securities laws of the United States, upon the opinions of counsel satisfactory to the Underwriter. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers and other representatives of the Company and its subsidiaries and certificates of public officials.

(e)            Officer’s Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chief Financial Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.

(f)             Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representative shall have received from Deloitte & Touche LLP a letter, dated such date, in form and substance satisfactory to the Representative containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(g)            Bring-down Comfort Letter. At the Closing Time, the Representative shall have received from Deloitte & Touche LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(k)            Chief Financial Officer’s Certificate. At the Closing Time, the Representative shall have received a certificate from the Chief Financial Officer of the Company, dated such date, as applicable, in form and substance reasonably satisfactory to the Underwriter, giving “management comfort” with respect to certain financial data contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(l)             Approval of Listing. At the Closing Time, the Securities shall have been approved for listing on the New York Stock Exchange, subject only to official notice of issuance.

(m)           No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the Offering.

(n)            Lock-up Agreements. At the date of this Agreement, the Representative shall have received an agreement substantially in the form of Exhibit A hereto signed by the persons listed on Schedule D hereto.

(o)            Additional Documents. At the Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained.

(p)            Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14, 15, 16 and 17 hereof shall survive any such termination and remain in full force and effect.

Section 6.          Indemnification.

(a)            Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Offering (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by BofA), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b)            Indemnification of Company, Directors and Officers. Each Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c)            Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by BofA, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable and documented fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 7.          Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the Offering pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, in connection with the Offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the Offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discount received by the Underwriter, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate offering price of the Securities as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed in the Offering.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Securities set forth opposite their respective names in Schedule A hereto and not joint.

Section 8.          Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

Section 9.          Termination of Agreement.

(a)            Termination. The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of the Representative, since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the completion of the Offering or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the New York Stock Exchange, or (iv) if trading generally on the NYSE MKT or the New York Stock Exchange or in the Nasdaq Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.

(b)            Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15, 16 and 17 shall survive such termination and remain in full force and effect.

Section 10.        Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(i)            if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii)           if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the (i) Representative or (ii) the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11.        Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to BofA Securities, Inc. at One Bryant Park, New York, New York 10036, attention of Syndicate Department (email: dg.ecm_execution_services@bofa.com), with a copy to ECM Legal (email: dg.ecm_legal@bofa.com); and notices to the Company shall be directed to it at 650 Castro Street, Suite 450, Mountain View, California 94041, attention of Nicholas C. Smith (email: [***]).

Section 12.        No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the Underwriters, on the other hand, and does not constitute a recommendation, investment advice, or solicitation of any action by the Underwriters, (b) in connection with the Offering of the Securities and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or its subsidiaries or its respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the Offering of the Securities or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, any of its subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the Offering of the Securities except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of each of the Company, and (e) the Underwriters have not provided any legal, accounting, regulatory, investment or tax advice with respect to the Offering of the Securities and the Company has consulted its own respective legal, accounting, financial, regulatory and tax advisors to the extent it deemed appropriate, and (f) none of the activities of the Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice or solicitation of any action by the Underwriters with respect to any entity or natural person.

Section 13.        Recognition of the U.S. Special Resolution Regimes.

(a)            In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)            In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 13, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 14.        Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 15.        Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 16.        GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

Section 17.        Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

Section 18.        TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 19.        Counterparts and Electronic Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this Agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this Agreement will constitute due and sufficient delivery of such counterpart.

Section 20.        Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

ALTO NEUROSCIENCE, INC.

By
Name:	Nicholas C. Smith
Title:	Chief Financial Officer and Chief Business Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

BOFA SECURITIES, INC.

By
Authorized Signatory

For itself and as Representative of the other Underwriters named in Schedule A hereto.

SCHEDULE A

The offering price per share for the Securities shall be $26.48.

The purchase price per share for the Securities to be paid by the Underwriters shall be $25.02, being an amount equal to the offering price set forth above less $1.4564 per share.

Name of Underwriter	Number of Common Stock
BofA Securities, Inc.	1,623,868
Stifel, Nicolaus & Company, Incorporated	944,109
William Blair & Company, L.L.C.	566,465
Robert W. Baird & Co. Incorporated	377,644
JonesTrading Institutional Services LLC	151,057
H.C. Wainwright & Co., LLC	113,293
Total	3,776,436

Sch A-1

SCHEDULE B

Pricing Terms

The Company is selling 3,776,436 shares of Common Stock.

The offering price per share of Common Stock shall be $26.48.

The underwriting discount and commissions per share of Common Stock shall be $1.4564.

The Company’s proceeds (before expenses) per share of Common Stock shall be $94,500,023.89.

There is no option for the Underwriters to purchase additional securities.

Sch B-1

SCHEDULE C

Free Writing Prospectuses

None.

Sch C-1

SCHEDULE D

List of Persons and Entities Subject to Lock-up

●	Amit Etkin

●	Christopher Nixon Cox

●	Andrew Dreyfus

●	Husseini K. Manji

●	Andrew Miller

●	Raymond Sanchez

●	Gwill York

●	Michael Hanley

●	Adam Savitz

●	Nicholas Smith

Sch D-1

FORM OF LOCK-UP FROM DIRECTORS, OFFICERS OR OTHER STOCKHOLDERS PURSUANT TO SECTION 5(i)

Exhibit A

July [●], 2026

BofA Securities, Inc.

as the Representative of the several
Underwriters to be named in the
within-mentioned Underwriting Agreement

c/o	BofA Securities, Inc. One Bryant Park New York, New York 10036

Re:	Proposed Underwritten Offering of Common Stock by Alto Neuroscience, Inc.

Dear Ladies and Gentlemen:

The undersigned, a securityholder and/or an officer and/or a director, as applicable, of Alto Neuroscience, Inc., a Delaware corporation (the “Company”), understands that BofA Securities, Inc. (“BofA”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the offering (the “Offering”) of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). In recognition of the benefit that the Offering will confer upon the undersigned as a securityholder and/or an officer and/or a director, as applicable, of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 60 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of BofA (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (such securities, the “Related Securities”), whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (including, without limitation, Common Stock or such other securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) and securities which may be issued upon exercise of a stock option or warrant) (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-Up Securities, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith, under the Securities Act of 1933, as amended (the “Securities Act”), (ii) enter into any hedging, swap, loan or any other agreement or any transaction (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward or any other derivative transaction or instrument, however described or defined) that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such hedging, swap, loan or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to do any of the foregoing described in clauses (i) and (ii) above.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of BofA, as described below, provided that (1) in the case of any transfer pursuant to clauses (i) through (viii) below, each transferee executes and delivers to BofA an agreement substantially in the form hereof stating that such transferee is receiving and holding such Common Stock and/or Related Securities subject to the provisions of this agreement and agrees not to offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of the Company’s Common Stock and/or Related Securities, engage in any swap, hedge or similar arrangement or agreement that transfers, in whole or in part, the economic risk of ownership of Common Stock or Related Securities, regardless of whether any such transaction is to be settled in securities, in cash or otherwise or engage in any other activities restricted under this lock-up agreement except in accordance with this lock-up agreement (as if such transferee had been an original signatory hereto), (2) in the case of any transfer pursuant to clauses (i) through (vii) below, such transfer shall not involve a disposition for value, (3) in the case of any transfer pursuant to clauses (ii), (iii), and (v) above, prior to the expiration of the Lock-Up Period, no public disclosure or filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by any party to the transfer (donor, donee, transferor or transferee) shall be made voluntarily reporting a reduction in beneficial ownership of Common Stock in connection with such transfer; provided, however, that the foregoing shall not prohibit any filing required by applicable law or the rules and regulations of the Commission, including any filing required under Section 16 of the Exchange Act, and (4) in the case of any transfer pursuant to clauses (i), (iv), (vi), (vii), (viii)(B), (ix), (x), (xi) and (xiii), prior to the expiration of the Lock-Up Period, no public disclosure or filing under the Exchange Act by any party to the transfer (donor, donee, transferor or transferee) shall be made voluntarily during the Lock-Up Period, and if the undersigned is required to file a report under Section 16 of the Exchange Act reporting a change in beneficial ownership of Common Stock or Related Securities during the Lock-Up Period, the undersigned shall include a statement in such report indicating the circumstances of such transfer and, in the case of a transfer pursuant to clauses (i) through (vii), that the transferee has agreed to be bound by the terms of this letter:

(i)             by a bona fide gift, including, without limitation, to a charitable organization or educational institution;

(ii)            by will or intestate succession to a Family Member (for purposes of this lock-up agreement, “Family Member” of the undersigned shall mean the spouse of the undersigned, an immediate family member of the undersigned or an immediate family member of the undersigned’s spouse, in each case living in the undersigned’s household or whose principal residence is the undersigned’s household (regardless of whether such spouse or family member may at the time be living elsewhere due to educational activities, health care treatment, military service, temporary internship or employment or otherwise) and “immediate family member” as used above shall have the meaning set forth in Rule 16a-1(e) under the Exchange Act);

(iii)           to a trust whose beneficiaries consist exclusively of one or more of the undersigned and/or a Family Member;

(iv)           by operation of law, such as pursuant to a qualified domestic order, divorce settlement, divorce decree or separation agreement, or related court order related to the distribution of assets in connection with the dissolution of a marriage or civil union;

(v)            to a corporation, partnership, limited liability company or other entity of which the undersigned or any Family Member is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(vi)           if the undersigned is a trust, to a trustor, trustee or beneficiary of the trust or to the estate of a beneficiary of such trust;

(vii)         if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, to any shareholder, partner, or member of, or owner of a similar equity interest in, the undersigned, as the case may be;

(viii)        if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (A) in connection with the sale or other bona fide transfer in a single transaction of all or substantially all of the undersigned’s share capital, partnership interests, membership interests and other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this lock-up agreement or (B) to another corporation, partnership, limited liability company or other business entity so long as the transferee is an Affiliate (as defined in Rule 405 under the Securities Act) of the undersigned and such transfer is not for value;

(ix)           if the undersigned is not an executive officer or director of the Company , that the undersigned may purchase (A) from the underwriters in the Offering or (B) in open market transactions after the completion of the Offering;

(x)            in connection with the exercise or settlement on a cash basis of options or restricted stock units or other rights to purchase Common Stock or Related Securities described in the Registration Statement (as defined in the Underwriting Agreement), provided that any Common Stock or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this lock-up agreement;

(xi)           to the Company (A) in connection with the “net” or “cashless” exercise of options, warrants or other rights to purchase Common Stock or Related Securities from the Company (including any transfer to the Company for the payment of tax withholdings or remittance payments due as a result of such exercise), and (B) in connection with the vesting or settlement of restricted stock units or other rights to purchase Common Stock or Related Securities, for the payment of tax withholdings or remittance payments due as a result of the vesting or settlement of such restricted stock units or other rights, provided that any Common Stock or Related Securities received as a result of such exercise, vesting or settlement shall remain subject to the terms of this lock-up agreement;

(xii)          pursuant to a bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction that is approved by the board of directors of the Company and made to all holders of the Company’s capital stock after the Offering involving a Change of Control of the Company (including, without limitation, the entering into any lock-up, voting or similar agreement pursuant to which the undersigned may agree to transfer, sell, tender or otherwise dispose of Common Stock or other such securities in connection with such transaction, or vote any Common Stock or other such securities in favor of any such transaction), provided that in the event that such tender offer, merger, amalgamation, consolidation or other similar transaction is not completed, the undersigned’s Common Stock and Related Securities shall remain subject to the provisions of this lock-up agreement (for purposes of this lock-up agreement, “Change of Control” shall mean any bona fide third-party tender offer, merger, amalgamation, consolidation or other similar transaction, in one transaction or a series of related transactions, the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company or its subsidiaries, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of 50% or more of the total voting power of the voting stock of the Company (or the surviving entity));

(xiii)         to the Company in connection with (A) the termination of the undersigned’s employment with the Company, or (B) pursuant to agreements under which the Company has the option to repurchase such shares; and

(xiv)         in connection with the conversion or reclassification of a class or series of common stock of the Company to another class or series of common stock (including the conversion of shares of non-voting common stock into shares of voting common stock and vice versa), it being understood that any such Common Stock and/or Related Securities received by the undersigned upon such conversion shall be subject to the restrictions on transfer set forth in this lock-up agreement.

Furthermore, notwithstanding the restrictions imposed by this lock-up agreement, the undersigned may (a) effect sales or transfers of shares of Common Stock pursuant to a 10b5-1 trading plan that complies with Rule 10b5-1 under the Exchange Act (“10b5-1 trading plan”) in effect on the date of the Prospectus and disclosed to the Representative prior to the date hereof, provided that any filing under Section 16 of the Exchange Act made in connection with such sales shall clearly indicate in the footnotes thereto that such disposition of shares of Common Stock was pursuant to a 10b5-1 Plan and (b) establish or amend a 10b5-1 trading plan relating to the transfer of Common Stock or Related Securities, provided that such plan does not provide for any transfers of Common Stock or Related Securities during the Lock-Up Period and any required public disclosure, announcement or filing under the Exchange Act made by the Company or any person regarding the establishment or amendment of such plan during the Lock-Up Period shall include a statement that the undersigned is not permitted to transfer, sell or otherwise dispose of securities under such plan during the Lock-Up Period in contravention of this lock-up agreement, and no public announcement, report or filing under the Exchange Act, or any other public filing, report or announcement, shall be voluntarily made regarding the establishment or amendment of such plan during the Lock-Up Period; provided, however, that the foregoing shall not prohibit any disclosure, announcement or filing required by applicable law or the rules and regulations of the Commission (including, without limitation, any disclosure required under the Commission's rules regarding 10b5-1 trading plans adopted or modified on or after February 27, 2023). [If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any Company-directed Common Stock the undersigned may purchase or otherwise receive in the Offering (including pursuant to a directed share program).]1

Furthermore, the undersigned may sell shares of Common Stock of the Company purchased by the undersigned on the open market following the Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Commission or otherwise, and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned confirms that the undersigned has not, and has no knowledge that any Family Member has, directly or indirectly, taken any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Common Stock. The undersigned will not, and will use commercially reasonable efforts to cause any Family Member not to take, directly or indirectly, any such action.

The undersigned acknowledges and agrees that the underwriters have neither provided any recommendation or investment advice nor solicited any action from the undersigned with respect to the Offering of the Common Stock and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the underwriters may be required or choose to provide certain Regulation Best Interest and Form CRS disclosures to you in connection with the Offering, the underwriters are not making a recommendation to you to enter into this lock-up agreement and nothing set forth in such disclosures is intended to suggest that any underwriter is making such a recommendation.

1 Note: Lightswitch lock-ups only.

The undersigned hereby represents and warrants that the undersigned has full power, capacity and authority to enter into this lock-up agreement. The undersigned understands that the Company and the underwriters are relying upon the lock-up agreement in proceeding toward the consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Lock-Up Securities except in compliance with the foregoing restrictions.

Notwithstanding anything to the contrary contained herein, this lock-up agreement will automatically terminate and the undersigned will be released from all of their or its obligations hereunder upon the earliest to occur, if any, of the following: (i) prior to the execution of the Underwriting Agreement, the Company advises BofA in writing that it has determined not to proceed with the Offering, (ii) the Underwriting Agreement is executed but is terminated (other than with respect to the provisions thereof which survive termination) prior to payment for and delivery of the Common Stock to be sold thereunder or (iii) July 16, 2026 in the event that the Offering shall not have occurred on or before such date (provided that the Company may, by written notice to the undersigned prior to such date, extend such date for a period of up to an additional three months).

This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York.

This lock-up agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same lock-up agreement. Electronic signatures complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law will be deemed original signatures for purposes of this lock-up agreement. Transmission by telecopy, electronic mail or other transmission method of an executed counterpart of this lock-up agreement will constitute due and sufficient delivery of such counterpart.

Very truly yours,

[NAME OF STOCKHOLDER / OFFICER/ DIRECTOR]

By:

Name:
Title:

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)
(Indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity.)